Exhibit 99.1

Pegaptanib Sodium Injection (MacugenTM) Eyetech Pharmaceuticals Pfizer, Inc. Dermatologic and Ophthalmic Drugs Advisory Committee Meeting 27 August 2004

Pegaptanib Sodium Injection - First Anti-VEGF Therapy for the Eye Achieved statistical significance for a clinically meaningful, pre-specified primary endpoint in replicate trials Strong supportive data in secondary endpoints Efficacy against "usual care" controls Favorable safety profile Pegaptanib provides a treatment benefit to many patients for whom no effective therapy exists

Agenda Introduction David Guyer, M.D. VEGF Overview and AMD Pathophysiology Anthony P. Adamis, M.D. Pegaptanib Clinical Efficacy David Guyer, M.D. Pegaptanib Clinical Safety Anthony P. Adamis, M.D. Pegaptanib Benefit Risk Profile Donald J. D'Amico, M.D. Professor of Ophthalmology Harvard Medical School

The Impact of Neovascular AMD 90% of severe vision loss from AMD Loss of independence Reading Ambulation Recognizing faces Clinical depression in up to 1/3 of patients* *Rovner BW, Casten RJ, Tasman WS. Arch. Ophthalmol 2002, 12:1041-1044,

"After a lifetime during which reading and writing have been as natural and necessary as breathing, I now feel the visual equivalent of struggling for breath" --Henry Grunwald The Devastating Effects of AMD

AMD - A Major Public Health Issue Unmet Medical Need Most common cause of blindness in the developed world 95% retina specialists believe AMD is an epidemic* 200,000 new cases/year in U.S. 1.6M total U.S. cases with late AMD Limited treatments available 85% retina specialists dissatisfied with current treatment options* *Lighthouse International in association with the Macula Society, 2004

AMD - A Progressive Disease Early AMD Neovascular AMD Disciform Scar

1980's – Thermal Laser Photocoagulation

- Very few patients suitable for treatment*
- High recurrence rate (~50%)**

Extrafoveal



Juxtafoveal



Subfoveal with post-laser scar



* Freund KB, Yannuzzi LA, Sorenson JA. Am. J. Ophthalmol 1993; 115:786-791.

** Macular Photocoagulation Study Group. Arch. Ophthalmol 1990; 108:825-831.

8

2000 - Photodynamic Therapy (PDT) FDA-approved only for patients with subfoveal predominantly classic angiographic subtype Minimally classic 35% Predominantly classic 25% Occult with no classic 40% 75% with no FDA-approved therapy

2004: Anti-VEGF Therapy-Pegaptanib Pharmacological treatment targets the protein responsible for the hallmarks of all CNV Minimally Classic Occult (no classic) Predominantly Classic Neovascularization VEGF Pegaptanib Permeability All CNV

VEGF – Common Denominator in AMD

Predominantly Classic





Occult with no Classic





Br J Ophthalmol. 2004 Jun;88(6):809-815
Matsuoka M et al 2004 Jun;88(6):809-815

Subfoveal Fibrovascular Membranes in Age-Related Macular Degeneration Express Vascular Endothelial Growth Factor

Anders Kvanta,† Peep V. Algvere,* Lennart Berglin,* and Stefan Seregard**

Invest Ophthal Vis Sci 1996;37:1929-1934

Transdifferentiated Retinal Pigment Epithelial Cells Are Immunoreactive for Vascular Endothelial Growth Factor in Surgically Excised Age-Related Macular Degeneration-Related Choroidal Neovascular Membranes

Pedro F. Lopez, Brian D. Sippy,† H. Michael Lambert,‡ Allen B. Thach,* and David R. Hinton†*

Invest Ophthal Vis Sci 1996;37:855-868

Vascular Endothelial Growth Factor Family and Receptor Expression in Human Choroidal Neovascular Membranes

Atsushi Otani,* Hitoshi Takagi,*,[1] Hideyasu Oh,* Shinji Koyama,* Yuichiro Ogura,† Miyo Matsumura,‡ and Yoshihito Honda*

Microvascular Research 2002;64:162-169

11

Pegaptanib Sodium Injection (Pegaptanib) Pegylated modified oligonucleotide Selective vascular endothelial growth factor (VEGF165) antagonist Sterile aqueous solution Single-use, pre-filled syringe 0.09 cc volume for injection 27G needle Recommended dose: 0.3 mg intravitreous injection administered once every 6 weeks

Pegaptanib Sodium Injection Efficacy Met a clinically meaningful primary efficacy endpoint with statistical significance in replicate, well-controlled clinical trials Safety Favorable safety profile

Agenda Introduction David Guyer, M.D. VEGF Overview and AMD Pathophysiology Anthony P. Adamis, M.D. Pegaptanib Clinical Efficacy David Guyer, M.D. Pegaptanib Clinical Safety Anthony P. Adamis, M.D. Pegaptanib Benefit Risk Profile Donald J. D'Amico, M.D. Professor of Ophthalmology Harvard Medical School

New Eng J Med 1971;285:1185-1186 Anti-Angiogenesis

FDA approved as a first line therapy February 26, 2004 Anti-VEGF: Proof-of-Concept

Increases Vascular Permeability Science 219:983, 1983 Angiogenic Science 246:1306, 1989 Science 246:1309,1989 Vascular Endothelial Growth Factor (VEGF) Vascular Permeability Factor (VPF) VEGF protein (Q3)

Age-Related Macular Degeneration retina choroid Bruch's membrane RPE

VEGF Expression in Human AMD VEGF Expression in Human AMD VEGF Expression in Human AMD Invest Ophthal Vis Sci 1996;37:1929-1934 Invest Ophthal Vis Sci 1996;37:855-868 Microvascular Research 2002;64:162-169 Microvascular Research 2002;64:162-169 VEGF in All Subtypes/All Stages of Active Disease

VEGF and Ocular Neovascularization VEGF Required VEGF Sufficient Correlative Human Data Cornea ? ? ? Iris ? ? ? Retina ? ? ? Choroid ? ? ?

Role of VEGF165 in Disease

Skinner et al. 1990, Cancer Res. 50:2411-2417 VEGF: Normal Vessel Development

Skinner et al. 1990, Cancer Res. 50:2411-2417 VEGF: Pathological Neovascularization

VEGF 121 VEGF 165 VEGF 189 Multiple VEGF Isoforms Conserved Throughout Evolution

VEGF164 is Selectively Increased During Pathological Neovascularization J Exp Med 2003:198;483-489 Switch from VEGF120 to VEGF164

Blocking VEGF164 Inhibits Pathological Neovascularization; Spares Normal Vessels PaNV area (mm2) control 0.568 164 blockade 9.16000000130967E-02 Non-Selective VEGF blockade 0.07329 PaNV area (mm2) control 27.57 164 blockade 27.45 Non-Selective VEGF blockade 15.25 Pathologic NV area (mm2) P<0.01 P>0.05 Physiologic NV area (mm2) Normal Retinal Vessel Development P<0.01 Pathological Neovascularization J Exp Med 2003:198;483-489

Wild type (P10) VEGF164 knockout (P10) Normal Retinal Vessels Without VEGF164 J Exp Med 2003:198;483-489

What Are Aptamers and How Do They Block VEGF165?

Aptamers Oligonucleotides Unique 3D conformation Extracellular binding High affinity binding for pegaptanib Act like antibodies Non-immunogenic Remarkable target specificity specificity specificity specificity specificity specificity specificity specificity specificity specificity

Pegaptanib Potency and Selectivity

Pegaptanib: An Anti-VEGF165 Aptamer Selective VEGF inhibition Binds selectively to VEGF165 Pathologic isoform Spares normal vasculature Dual mechanism Anti-angiogenesis Anti-permeability Pegaptanib Pegaptanib binds to VEGF165

Pegaptanib Dosing

Plasma Concentration Reflects Vitreous Concentration Time (Weeks) Pegaptanib Vitreous or Plasma Concentrations (µg/mL) Vitreous Plasma Pegaptanib Sodium to Both Eyes in Rabbit (0.5 mg/eye)

Pegaptanib Doses ? 0.3 mg for up to 6 Weeks Are Needed in Humans Estimated Vitreous Concentrations (µg/mL) 4 Day Half-life in Vitreous IC90 (in vivo) 0.3 mg 1 mg 3 mg IC90 (in vitro) Time (Weeks)

Pegaptanib Summary VEGF is an important control point for neovascularization and vascular permeability Pegaptanib targets the VEGF isoform (VEGF165) operative in disease Pegaptanib dosing based on pharmacokinetic data

Agenda Introduction David Guyer, M.D. VEGF Overview and AMD Pathophysiology Anthony P. Adamis, M.D. Pegaptanib Clinical Efficacy David Guyer, M.D. Pegaptanib Clinical Safety Anthony P. Adamis, M.D. Pegaptanib Benefit Risk Profile Donald J. D'Amico, M.D. Professor of Ophthalmology Harvard Medical School

Pegaptanib Sodium Injection Efficacy Met a clinically meaningful primary efficacy endpoint with statistical significance in replicate, well-controlled clinical trials Safety Favorable safety profile

Pegaptanib AMD Program Overview # AMD trials 6 # Patients 1281 # Treatments 10,447 # Sites 117 # Countries 21 Dose range studied: 0.25 mg - 3 mg / eye

Pegaptanib AMD Trials Study Trial Design Number of patients EOP1003 Sham-controlled, Double-masked, Randomized 622 International EOP1004 Sham-controlled, Double-masked, Randomized 586 US & Canada EOP1006 Multiple Dose, Pharmacokinetics 37 NX109-01 Open-label, Single Dose 15 EOP1000 Open-label, Multiple Dose 10 EOP1001 Open-label, Multiple Dose, Concomitant PDT with VisudyneTM 11 Total 1281

Phase 1/2 Studies Appeared safe in all tested doses and regimens No dose-limiting toxicities No unexpected retinal or choroidal abnormalities on angiography Established dosing regimen based on pharmacokinetics

Study Objective To establish the safe and efficacious dose of intravitreous pegaptanib sodium in patients with subfoveal CNV secondary to AMD.

Development of Pivotal Studies Expert Advisory Panel Mark Blumenkrantz, MD, Stanford Neil Bressler, MD, Johns Hopkins Morton Goldberg, MD, Johns Hopkins Evangelos Gragoudas, MD, Harvard Joan Miller, MD, Harvard Steve Schwartz, MD, UCLA Larry Singerman, MD, Case Western Larry Yannuzzi, MD, Columbia

Study Design Two randomized, double-masked, sham controlled, dose-ranging trials Treatment regimen: Every 6 weeks Pre-specified time point for primary endpoint - 54 Weeks PDT was permitted per FDA-approved label at the masked investigator's discretion Pegaptanib 0.3 mg Pegaptanib 1 mg Pegaptanib 3 mg Sham

Independent Monitoring Independent Reading Center Confirmed eligibility and angiographic subtype before randomization Independent Data Safety Monitoring Committee (IDMC)

Independent Data Monitoring Committee Alan Bird, MD, Professor Moorfields Eye Hospital Donald D'Amico, MD, Professor Harvard Herman Gold, MD, Professor Harvard (Cardiologist) Jay Herson, PhD, Biostatistician Westat Harvey Lincoff, MD, Professor Cornell Arnall Patz, MD, Professor and Chairman Emeritus Johns Hopkins Lee Rosen, MD, Professor UCLA (Oncologist)

Key Ocular Inclusion Criteria Baseline VA: 20/40 - 20/320 Angiographic criteria All subfoveal angiographic subtypes Lesion size ^12 total disc areas ^50% of total lesion size must be active CNV Subretinal hemorrhage and/or lipid and/or ^3 line loss in VA in previous 12 weeks for minimally classic and occult with no classic

Key Ocular Exclusion Criteria Previous subfoveal thermal laser therapy Any subfoveal scarring/atrophy; ^25% of lesion as scar/atrophy Causes of CNV other than AMD Recent intraocular surgery Significant media opacities or expected need for cataract surgery More than one prior PDT treatment

Key General Exclusion Criteria Underlying diseases: History or evidence of severe cardiac disease, myocardial infarction within 6 months, ventricular tachyarrythmias or unstable angina History or evidence of peripheral vascular disease Clinically significant impaired renal or hepatic function Stroke (within 12 months of study entry)

Stratification Groups at Randomization Study center History of prior PDT use Angiographic subtype Predominantly classic Minimally classic Occult with no classic

20/200 20/100 20/50 ETDRS chart Doubling of the visual angle Primary Efficacy Endpoint (pre-specified): % of patients losing < 15 letters from baseline to week 54 Clinically meaningful change to an individual patient

Data Analyses Primary endpoint Intent to treat (ITT) population included patients receiving at least one treatment and a baseline VA measurement Last observation carried forward (LOCF) to impute missing data Supportive endpoints Exploratory analyses

Study Visits * WD: withdrawal WEEK Baseline 0 6, 12 18, 24 30 36, 42 48 54 or WD* Randomization X Study treatment X X X X Vitals X X X X X Telephone safety check (3 days post-treatment) X X X X ETDRS visual acuity X X X X X Eye exam, tonometry (pre-, 30 min post-treatment) X X X X X X Color fundus photos, FA X X X Lab tests X X X X X

Masking Procedures Physicians: One physician administering study treatment Different physician involved in patient assessments or decisions Patients: Sham procedures were identical to active drug procedures except for penetration into the vitreous Application of lid speculum Instillation of topical medications Injection of subconjunctival anesthetic Pressure against globe with needleless syringe Visual acuity examiners: Masked to treatment arm and previous vision assessments Reading center: Not aware of patients' treatment arm

Patient Baseline Characteristics *PC - Predominantly Classic; MC - Minimally Classic; O - Occult 0.3 mg 1 mg 3 mg Sham 1004 (n=144) (n=146) (n=143) (n=145) Male / Female (%) 44 / 56 47 / 53 31 / 69 43 / 57 Mean age (years) 78 77 77 77 Mean VA (letters score) 53 51 52 54 PC / MC / O (%) * 26 / 35 / 39 26 / 35 / 39 29 / 35 / 36 26 / 34 / 40 Prior PDT 15% 15% 14% 15% Mean baseline lesion size (Std Dev) 3.6 (2.2) 4.4 (2.5) 3.6 (2.5) 4.3 (2.6) 1003 (n=151) (n=155) (n=153) (n=153) Male / Female (%) 46 / 54 44 / 56 39 / 61 37 / 63 Mean age (years) 75 75 75 75 Mean VA (letters score) 53 51 50 51 PC / MC / O (%)* 23 / 40 / 37 26 / 37 / 37 25 / 36 / 39 25 / 34 / 41 Prior PDT 5% 6% 5% 5 % Mean baseline lesion size (Std Dev) 3.8 (2.5) 3.7 (2.3) 3.7 (2.4) 4.0 (2.9)

Compliance 0.3 mg 1 mg 3 mg Sham 1004 N=144 146 143 145 Mean # of injections 8.4 8.4 8.4 8.5 Discontinued 8% 12% 14% 8% 1003 N=151 155 153 153 Mean # of injections 8.4 8.6 8.5 8.6 Discontinued 7% 8% 11% 8%

Statistical Plan and Unmasking of Trials Pre-specified Hochberg Procedure was used to account for multiple dose comparisons As per agreement with FDA, it was decided to unmask Study 1004 first in order to determine which doses to formally analyze in Study 1003

Primary Efficacy Endpoint % of Patients Losing <15 letters (ITT Population) 0.3 mg 1 mg 3 mg Sham Study 1004 N=144 N=146 N=143 N=144 <15 letters (%) 67% 66% 61% 52% p value 0.0031 0.0273 0.1294 --

Statistical Plan and Unmasking of Trials Pre-specified Hochberg Procedure was used to account for multiple dose comparisons As per agreement with FDA, it was decided to unmask Study 1004 first in order to determine which doses to formally analyze in Study 1003 Prior to unmasking Study 1003, it was pre- specified to FDA that only the 0.3 mg and 1 mg doses would be formally analyzed Unmasked Study 1003

Primary Efficacy Endpoint % of Patients Losing <15 letters (ITT Population) 0.3 mg 1 mg 3 mg Sham Study 1004 N=144 N=146 N=143 N=144 <15 letters (%) 67% 66% 61% 52% p value 0.0031 0.0273 0.1294 -- Study 1003 N=150 N=154 N=153 N=152 <15 letters (%) 73% 75% 69% 59% p value 0.0105 0.0035 0.1252 --

Primary Efficacy Endpoint % of Patients Losing <15 letters (ITT Population) 0.3 mg 1 mg 3 mg Sham Study 1004 N=144 N=146 N=143 N=144 <15 letters (%) 67% 66% 61% 52% p value 0.0031 0.0273 0.1294 -- Study 1003 N=150 N=154 N=153 N=152 <15 letters (%) 73% 75% 69% 59% p value 0.0105 0.0035 0.1252 -- Combined N=294 N=300 N=296 N=296 <15 letters (%) 70% 71% 65% 55% p value <0.0001 0.0003 0.0310 --

Supportive Analyses

% of Patients Losing <15 letters % Patients < 15 Letters Loss Time (Weeks) 0.3 mg N=294 1.0 mg N=300 Sham N=296 3.0 mg N=296

Mean Change in Visual Acuity Unadjusted, observed data Mean Change in VA (Letters) Time (Weeks) 0.3 mg N=286 1.0 mg N=292 Sham N=291 3.0 mg N=286

Change in Mean VA at Weeks 6, 12, 54 Mean Change in VA (Letters) * ** ** * * * * P < 0.01 ** P < 0.0001 * LOCF, adjusted 0.3 mg 1.0 mg Sham 3.0 mg

% of Patients with Severe Vision Loss % Patients ^ 30 Letter Loss Time (Weeks) 0.3 mg N=294 1.0 mg N=300 Sham N=296 3.0 mg N=296

Severe Vision Loss % Patients ^ 30 Letters 9.5% 8.0% 22.0% * * P < 0.0001 * 14.0% Week 54 0.3 mg N=294 1.0 mg N=300 Sham N=296 3.0 mg N=296

% of Patients with 20/200 VA or Worse % Patients 20/200 or Worse *in patients with better than 20/200 VA at baseline Time (Weeks) 0.3 mg N=249 1.0 mg N=238 Sham N=251 3.0 mg N=243

>2 Lines Gained >1 Line Gained >3 Lines Gained** >0 Lines Gained** 6% 2% 6% * * * * * * * * 8% 11% 14% 22% 23% 12% 33% 37% 23% Maintain and/or Gain Visual Acuity * P < 0.05 ** pre-specified endpoint % of Patients 31% * 17% 10% * 4% 0.3 mg 1.0 mg Sham 3.0 mg

Distribution of VA at Baseline and Wk 54 0.3 mg N=294 Sham N=296 % Patients Baseline

Distribution of VA at Baseline and Wk 54 p <0.0001 Week 54 % Patients Baseline 0.3 mg N=294 Sham N=296

Distribution of VA at Baseline and Wk 54 1.0 mg N=300 Sham N=296 Baseline % Patients

Distribution of VA at Baseline and Wk 54 Baseline % Patients p <0.0001 Week 54 1.0 mg N=300 Sham N=296

Distribution of VA at Baseline and Wk 54 3.0 mg N=296 Sham N=296 Baseline % Patients

Distribution of VA at Baseline and Wk 54 p< 0.0053 Baseline % Patients Week 54 3.0 mg N=296 Sham N=296

Cumulative Distribution Function of VA Change Cumulative Proportion Change in Visual Acuity 0.3 mg P<0.0001 1.0 mg P<0.0001 3.0 mg P=0.0017 0.3 mg 1.0 mg 3.0 mg Sham

Exploratory (Subgroup) Analyses

Exploratory (Subgroup) Analyses Study was powered to test for statistical significance in overall study population However, it was also of interest to explore various baseline characteristics Lesion composition Lesion size Baseline vision Age Sex Iris pigmentation

Exploratory (Subgroup) Analyses Reduced ability to draw statistical conclusions Decreased sample size Multiple subgroup analyses False positive/negatives No one subgroup drove the overall efficacy

% Responders 0.3 mg Sham % Responders By Patient Characteristics

% ^30 Letter Loss 0.3 mg Sham % Severe Vision Loss By Patient Characteristics

% Responders 1.0 mg Sham % Responders By Patient Characteristics

1.0 mg Sham % Severe Vision Loss By Patient Characteristics % ^30 Letter Loss

Efficacy By Patient Characteristics N= 51 49 62 64 37 37 36 44 64 62 90 69 82 81 18 15 108 100 44 48 80 82 52 75 82 80 56 58 N= 62 64 37 37 82 80 51 49 36 44 90 69 64 62 18 15 108 100 80 82 52 75 82 81 44 48 56 58 Avoiding Moderate Vision Loss, 1004 With Severe Vision Loss, 1004% <15 Letter Loss % 30 Letter Loss 140 139 4 5 140 139 4 5 0.3 mg Sham

Efficacy By Patient Characteristics 0.3 mg Sham N= 22 20 56 61 72 77 59 52 81 82 42 54 82 95 59 66 91 85 68 57 69 70 85 77 78 75 35 39 N= 42 54 35 39 81 82 72 77 56 61 82 95 59 66 91 85 68 57 22 20 85 77 69 70 59 52 78 75 % Avoiding Moderate Vision Loss, 1003 % With Severe Vision Loss, 1003% <15 Letter Loss % ^30 Letter Loss 143 143 7 9 143 143 7 9

Efficacy By Patient Characteristics 79 64 143 139 51 49 97 100 78 82 57 58 82 75 64 69 68 62 38 37 68 81 19 15 67 80 49 44 19 15 79 64 49 45 57 59 78 82 82 75 51 49 68 81 64 69 59 48 97 100 68 62 38 37 67 81 3 5 143 139 3 5 59 48 Avoiding Moderate Vision Loss, 1004 With Severe Vision Loss, 1004% <15 Letter Loss % 30 Letter Loss N= N= 1.0 mg Sham

Efficacy By Patient Characteristics 1.0 mg Sham % Avoiding Moderate Vision Loss, 1003 % With Severe Vision Loss, 1003% <15 Letter Loss % ^30 Letter Loss N= 20 20 88 77 77 70 58 61 87 95 61 66 57 52 54 54 93 85 80 77 77 82 67 57 39 39 66 75 6 9 148 143 N= 20 20 88 77 77 70 58 61 87 95 61 66 57 52 54 54 93 85 80 77 77 82 67 57 39 39 66 75 6 9 148 143

Multiple Logistic Regression Multiple Logistic Regression to identify potential factors either influencing outcome or modifying treatment effect Subgroups and interactions of subgroups with treatment investigated

Subgroups Evaluated Age <75, ^ 75 Predominantly Classic, Minimally Classic and Occult Prior and or Baseline PDT Usage, None Sex Race Baseline Lesion Size <4, ^ 4 (DA) Smoker, Non-Smoker Subretinal hemorrhage Fellow eye vision better than study eye at baseline More than 3 lines of previous vision loss Lipid

Multiple Logistic Regression 0.3 mg vs. Sham No factors identified as significant treatment effect modifiers for 0.3 mg vs. Sham No factors except pegaptanib were identified as significantly influencing response Predictor P-value Favors Treatment 0.0003 Pegaptanib

Multiple Logistic Regression 1.0 mg vs. Sham No factors identified as significant treatment effect modifiers for 1 mg vs. Sham Pegaptanib 1.0 mg and age influence response Predictor P-value Favors Treatment 0.0001 Pegaptanib Age 0.0058 <75 y.o.

Exploratory Analyses Treatment benefit appears well-distributed across a broad patient population Efficacy not consistently concentrated in or absent from particular patient subgroups

Selection of 0.3 mg Dose Met primary efficacy endpoint with statistical significance in replicate trials Efficacy substantiated in every clinically meaningful endpoint tested 1 mg and 3 mg doses show no added benefits over 0.3 mg Lowest dose yields lowest systemic concentration

Anti-Angiogenesis Baseline Week 54

Total Lesion Size Over Time 0.3 mg N=294 1.0 mg N=300 3.0 mg N=296 Sham N=296 Baseline 3.7 4.0 3.7 4.2 Week 30 4.9 5.0 5.2 5.7 Week 54 5.5* 5.8* 6.2 6.7 *P < 0.01

Anti-Permeability Baseline Week 54

Leak Size Over Time 0.3 mg N=294 1.0 mg N=300 3.0 mg N=296 Sham N=296 Baseline 3.3 3.4 3.4 3.6 Week 30 4.0* 3.6* 4.2 4.9 Week 54 4.3 3.9* 4.6 5.2 *P < 0.01

Change in Leakage to Week 54 # of Patients 0.3 mg Sham P=0.0004

PDT in the Trials - Historical Perspective At start of trial, PDT was available primarily in U.S. Ethical considerations required that PDT be permitted in patients with predominantly classic lesions PDT usage pattern not yet known

Protocol Requirements for PDT Use Must have predominantly classic lesion Masked physician determined if patient eligible for PDT (per FDA label) and whether PDT recommended for the patient Treatment administered per FDA label Reading center reviewed usage and provided feedback (in agreement with investigators 92% of the time)

PDT Use Prior to the study At baseline visit Post-baseline Overall PDT use was low: 75% of patients never received PDT at any time

Prior PDT Use 0.3 mg 1 mg 3 mg Sham N=294 n(%) 300 n(%) 296 n(%) 296 n(%) Prior PDT 24 (8) 29 (10) 27 (9) 18 (6) Prior PDT use was balanced at randomization

Baseline PDT Use 0.3 mg 1 mg 3 mg Sham N=294 n(%) 300 n(%) 296 n(%) 296 n(%) Baseline PDT 36 (13) 31 (10) 38 (13) 40 (14) Baseline PDT use was similar among groups

Post-baseline PDT Use Meaningful analysis of potential post-baseline PDT effects on efficacy is limited due to inherent bias Patients not randomized to receive post- baseline PDT Channeling bias: patients with poor response to study treatment may be preferentially "channeled" to receive PDT

Was there increased PDT use in pegaptanib patients relative to sham? could suggest that some of pegaptanib efficacy was derived from PDT Post-baseline PDT Use

Was there increased PDT use in pegaptanib patients relative to sham? could suggest that some of pegaptanib efficacy was derived from PDT Answer: NO Post-baseline PDT Use 0.3 mg 1 mg 3 mg Sham N=294 n(%) 300 n(%) 296 n(%) 296 n(%) Post-Baseline PDT 49 (17) 55 (18) 57 (19) 62 (21)

Was there an increase in the average number of PDT treatments per patient in pegaptanib patients relative to sham? Post-baseline PDT Use

Was there an increase in the average number of PDT treatments per patient in pegaptanib patients relative to sham? Answer: NO Post-baseline PDT Use 0.3 mg 1 mg 3 mg Sham Ave # of post-BL PDT/patient* Ave # of post-BL PDT/patient** 1.44 1.71 1.92 1.96 2.13 2.00 2.33 2.03 *In patients receiving baseline PDT **In patients receiving post baseline PDT

Was there evidence of adverse events with co- administration of PDT and pegaptanib that are different from those known to exist in patients receiving PDT or pegaptanib independently? could suggest a drug-drug interaction Answer: NO Post-baseline PDT Use

Pegaptanib Sodium Injection Efficacy Met a clinically meaningful primary efficacy endpoint with statistical significance in replicate, well- controlled clinical trials Safety Favorable safety profile

Agenda Introduction David Guyer, M.D. VEGF Overview and AMD Pathophysiology Anthony P. Adamis, M.D. Pegaptanib Clinical Efficacy David Guyer, M.D. Pegaptanib Clinical Safety Anthony P. Adamis, M.D. Pegaptanib Benefit Risk Profile Donald J. D'Amico, M.D. Professor of Ophthalmology Harvard Medical School

Total clinical experience (n=1,263) Safety Database Pegaptanib sodium 0.3 mg 295 Pegaptanib sodium 1 mg 304 Pegaptanib sodium 3 mg 357 Pegaptanib sodium Other doses 9 Sham 298 Total number of treatments (n=10,447) Pegaptanib sodium 0.3 mg 2478 Pegaptanib sodium 1 mg 2571 Pegaptanib sodium 3 mg 2832 Pegaptanib sodium Other doses 9 Sham 2557

Safety Overview, Pivotal Trials All Doses N=892 n (%) Sham N=298 n (%) Event Category Any AE 860 (96) 283 (95) SAE 169 (19) 45 (15) Discontinuations for AEs 13 (1) 4 (1) Death 19 (2) 6 (2)

Deaths 0.3 mg N=295 n(%) 1 mg N=301 n(%) 3 mg N=296 n(%) All Doses N=892 n(%) Sham N=298 n(%) Deaths 5 (2) 8 (3) 6 (2) 19 (2) 6 (2)

Most Frequent Non Ocular SAEs

System Organ Class	0.3 mg N=295 n(%)	1 mg N=301 n(%)	3 mg N=296 n(%)	All Doses N=892 n(%)	Sham N=298 n(%)
Cardiac Disorders	11(4)	4(1)	10(3)	25(3)	14(5)
Neoplasms	11(4)	7(2)	8(3)	26(3)	12(4)
Nervous System Disorders	10(3)	5(2)	10(3)	25(3)	7(2)
Injury and Procedural	10(3)	9(3)	8(3)	27(3)	3(1)
Infections and Infestations	2(1)	7(2)	11(4)	20(2)	5(2)
General Disorders and Admin. Site Conditions	5(2)	3(1)	7(2)	15(2)	4(1)
Gastrointestinal Disorders	3(1)	6(2)	5(2)	14(2)	4(1)

114

Potential VEGF-Inhibition Related Adverse Events All Doses N=892 n(%) Sham N=298 n(%) Vascular Hypertensive Disorders 90 (10) 31 (10) Thromboembolic AEs 52 (6) 18 (6) Ischemic coronary artery disorders 14 (2) 6 (2) Heart failure 8 (1) 2 (1) Serious Hemorrhagic AEs 20 (2) 10 (3)

Potential VEGF Inhibition Related Phenomena Pegaptanib is selective for VEGF165 Low systemic pegaptanib concentrations (undetectable at 0.3 mg) Absence of sensitive VEGF inhibition signals (e.g. hypertension, proteinuria) in preclinical animal models Absence of multiple factors affecting the vasculature (cancer, chemotherapy, anti-VEGF)

Ocular AEs ≥10% in Pegaptanib or Sham

Preferred Term	0.3 mg N=295 n(%)	1 mg N=301 n(%)	3 mg N=296 n(%)	All Doses N=892 n(%)	Sham N=298 n(%)
Eye Disorders	269 (91)	270(90)	270(91)	809(91)	254(85)
Eye pain	97(33)	97(32)	105(35)	299(34)	83(28)
Vitreous floaters	88(30)	103(34)	103(35)	294(33)	23(8)
Punctate keratitis	97(33)	91(30)	98(33)	286(32)	79(27)
Transient IOP increase	42 (14)	58 (19)	77(26)	177(20)	8 (3)
Visual acuity reduced	67(23)	47(16)	52(18)	166(19)	71(24)
Vitreous opacities	53(18)	56(19)	56(19)	165(18)	29(10)
Anterior chamber inflamm.	47(16)	42 (14)	39(13)	128(14)	17(6)
Visual disturbance NOS	38(13)	39(13)	40(14)	117(13)	33(11)
Corneal edema	25(8)	23(8)	37(13)	85(10)	21(7)
Abnormal sensation in eye	23(8)	20(7)	25(8)	68(8)	30(10)
Cataracts in Phakics	N=184	N=205	N=198	N=587	N=201
Cataracts in Phakics n(%)	50 (27)	60 (29)	67(34)	177(30)	53(26)

117

Eye Pain

	0.3 mg N=295 n(%)	1 mg N=301 n(%)	3 mg N=296 n(%)	All Doses N=892 n(%)	Sham N=298 n(%)
Study Eye	97(33)	97(32)	105(35)	299(34)	83(28)
Fellow Eye	9(3)	3(1)	5(2)	17(2)	7(2)
Severe	4(1)	3(1)	4(1)	11(1)	4(1)
Average # of reports per patient with event	2	2	2	2	2
Median time to resolution (days)	3	3	3	3	2

118

Vitreous Floaters

	0.3 mg N=295 n(%)	1 mg N=301 n(%)	3 mg N=296 n(%)	All Doses N=892 n(%)	Sham N=298 n(%)
Study Eye	88(30)	103(34)	103(35)	294(33)	23(8)
Fellow Eye	7(2)	7(2)	7(2)	21(2)	3(1)
Severe	0(0)	0(0)	0(0)	0(0)	0(0)
Average # of reports per patient with event	2	2	2	2	1
Median time to resolution (days)	3	3	3	3	7

119

Cataract Adverse Event Preferred Term 0.3 mg n(%) 1 mg n(%) 3 mg n(%) All Doses n(%) Sham n(%) Cataracts Phakic Study Eye N=184 N=205 N=198 N=587 N=201 n(%) 50 (27) 60 (29) 67 (34) 177 (30) 53 (26) Severe n(%) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Phakic Fellow Eye N=197 N=209 N=209 N=615 N=204 n(%) 27 (14) 41 (20) 39 (19) 107 (17) 31 (15) 3/587 patients underwent elective cataract surgery in the study eye* 3/587 patients underwent elective cataract surgery in the study eye* 3/587 patients underwent elective cataract surgery in the study eye* 3/587 patients underwent elective cataract surgery in the study eye* 3/587 patients underwent elective cataract surgery in the study eye* 3/587 patients underwent elective cataract surgery in the study eye* *Excluding cataracts associated with SAEs

Phakic Patients with Increased Lens Grade* 0.3 mg N=183 n(%) 1 mg N=205 n(%) 3 mg N=197 n(%) All N=585 n(%) Sham N=201 n(%) Nuclear Any Grade 29 (16) 37 (18) 43 (22) 109 (19) 37 (18) Posterior Subcapsular Any Grade 16 (9) 26 (13) 20 (10) 62 (11) 23 (11) Cortical Any Grade 31 (17) 33 (16) 41 (21) 105 (18) 30 (15) *Last visit compared to baseline

Anterior Chamber Inflammation

Anterior chamber inflamm.	0.3 mg N=295 n(%)	1 mg N=301 n(%)	3 mg N=296 n(%)	All Doses N=892 n(%)	Sham N=298 n(%)
Study Eye	47(16)	42(14)	39(13)	128(14)	17(6)
Fellow Eye	2(1)	1(0)	1(0)	4(0)	0(0)
Severe	0(0)	0(0)	0(0)	0(0)	0(0)
Average # of Reports per patient with event	2	2	2	2	1
Median time to resolution (days)	8	8	8	8	9

122

Patients with an Ocular AE in Study Eye PDT Use at Any Time, Pivotal Trials 0.3 mg 1 mg 3 mg All Sham PDT N=51 N=56 N=59 N=166 N=64 No PDT N=244 N=245 N=237 N=726 N=234 Eye pain n(%) n(%) n(%) n(%) n(%) PDT 22 (43) 23 (41) 22 (37) 67 (40) 25 (39) No PDT 75 (31) 74 (30) 83 (35) 232 (32) 58 (25) Vitreous floaters PDT 17 (33) 22 (39) 15 (25) 54 (33) 6 (9) No PDT 71 (29) 81 (33) 88 (37) 240 (33) 17 (7)

Pegaptanib + PDT*

Total no. of injections	0.3 mg 2465	1 mg 2545	3 mg 2482	All 7492	Sham 2530
No. (%) injections with PDT	106(4)	114(4)	140(6)	360(5)	138(5)
No. (%) injections without PDT	2359(96)	2431(96)	2342(94)	7132(95)	2392(95)

AE increased >2% with pegaptanib and PDT

Eye pain					
Injection with PDT	13(12)	16(14)	12(9)	41(11)	10(7)
Injection without PDT	183(8)	161(7)	195(8)	539(8)	140(6)
Corneal epithelium disorder					
Injection with PDT	4(4)	10(9)	17(12)	31(9)	9(7)
Injection without PDT	68(3)	72(3)	52(2)	192(3)	79(3)

*AE in Study eye –2 weeks to +4 weeks of IVT therapy with/without PDT –2 to +2 weeks of IVT therapy.

124

Ocular Serious Adverse Events, Study Eye Pivotal Trials, Week 54 System Organ Class Preferred Term 0.3 mg N=295 n(%) 1 mg N=301 n(%) 3 mg N=296 n(%) All Doses N=892 n(%) Sham N=298 n(%) Endophthalmitis 6 (2) 3 (1) 3 (1) 12 (1) 0 (0) Retinal detachment 1 (0) 1 (0) 2 (1) 4 (0) 0 (0) Traumatic cataract 1 (0) 2 (1) 2 (1) 5 (1) 0 (0) Retinal hemorrhage 1 (0) 0 (0) 1(0) 2 (0) 0 (0) Vitreous hemorrhage 0 (0) 0 (0) 1 (0) 1 (0) 0 (0) Uveitis NOS 0 (0) 0 (0) 1 (0) 1 (0) 0 (0) Papilloedema 0 (0) 0 (0) 0 (0) 0 (0) 1 (0) Intraocular pressure increased 1 (0) 0 (0) 0 (0) 1 (0) 0 (0)

Ocular Serious Adverse Events Pivotal Trials, 54 Weeks, Study Eye Events Events Severe Vision Loss Severe Vision Loss # pts % per pt % per inj # pts % per pt Endophthalmitis† 12 1.3 0.16 1 0.1 Traumatic cataract 5 0.6 0.07 1 0.1 Retinal detachment 5 0.6 0.07 0* 0 Retinal hemorrhage 2 0.2 0.03 1* 0.1 Vitreous hemorrhage 1 0.1 0.01 0 0 Uveitis NOS 1 0.1 0.01 0 0 Intraocular pressure increased 1 0.1 0.01 1 0.1 * One patient did not have a VA measurement after the event † 75% of patients with endophthalmitis remained in the trial and received subsequent injections

Endophthalmitis Outcome -- Year 1

Dose Group	Baseline VA	VA Prior to Event	Wk 54 VA or LOCF	Change from BSL	Change from Prior to Event
0.3 mg	20/320	20/800	<20/800	-5*	-1
0.3 mg	20/100	20/160	20/125	-1	+1
0.3 mg	20/200	20/200	20/500	-4*	-4*
0.3 mg	20/63	20/63	20/800	-11**	-11**
0.3 mg	20/125	20/200	20/125	0	+2
0.3 mg	20/40	20/50	20/80	-3*	-2
1 mg	20/100	20/50	20/50	+3	0
1 mg	20/80	20/80	20/200	-4*	-4*
1 mg	20/80	20/80	20/125	-2	-2
3 mg	20/125	20/400	20/640	-7**	-2
3 mg	20/100	20/63	20/125	-1	-3*
3 mg	20/250	20/320	20/320	-1	0

*Vision loss ≥ 3 lines **Vision loss ≥ 6 lines

127

Endophthalmitis Presentation Follow-up phone call - 3 patients (Days 3-4) Patient presented to office - 11 patients (Days 2-5) Routine follow-up exam - 2 patients (Days 5-10) (N=16, as of 30 April 04)

Endophthalmitis Update Year 1 - 0.16% per injection, 1.3% of patients Year 2-3* - 5 cases Phase 2 Diabetic macula edema study: 1 case Total*: 18/14,745 injections: 0.12% per injection Endophthalmitis incidence may have decreased when awareness was raised regarding aseptic technique (completed May 2003) August 2001 to May 2003: 16/8679 = 0.18% June 2003 to July 2004: 2/6066 = 0.03% Important clinical experience has been gained through prevalent off-label use of intravitreous corticosteroids for retinal diseases * As of 31 July 04

Vision Outcome of Traumatic Cataract Cases Pivotal Trials Dose Group Baseline VA VA Prior to Event Change (lines)** 0.3 mg 20/40 20/40 -7* 1 mg 20/100 20/100 -1 1 mg 20/100 20/100 +1 3 mg 20/125 20/160 -1 3 mg 20/50 20/50 +1 * Vision loss ^ 3 lines **Change from prior to Event

Vision Outcome of Retinal Detachment Cases Pivotal Trials Dose Group Dose Group Baseline VA VA Prior to Event Change (lines) * Rhegmatogenous Detachment Rhegmatogenous Detachment Rhegmatogenous Detachment 1 mg 20/63 20/63 20/160 +1 1 mg 20/40 20/40 <20/800 0 3 mg 20/100 20/100 20/125 0 Non-rhegmatogenous Detachment Non-rhegmatogenous Detachment Non-rhegmatogenous Detachment Non-rhegmatogenous Detachment 0.3 mg 20/125 20/125 20/200 - 3 mg 20/160 20/160 20/500 -3 *Change from prior to Event

Post-Injection IOP Transient rise in mean IOP of 2-4 mm Hg 30 minutes post-injection Mean IOP returned to pre-injection level one week post-injection (next visit) Post-injection IOP in ~90% of patients was <35 mm Hg No evidence of a persistent increase in IOP after one year

Percent of Patients with IOP ^ 35 mm Hg 0.3 mg 1 mg 3 mg 1st Injection 2 3 3 2nd Injection 2 4 4 3rd Injection 3 4 2 4th Injection 2 3 4 5th Injection 2 3 6 6th Injection 2 3 4 7th Injection 2 2 4 8th Injection 1 1 4 9th Injection 2 1 4

Mean Values of IOP (mm Hg) 0.3 mg 1 mg 3 mg Sham

Safety Update: Angiography The Independent Reading Center has reviewed 97% of Month 18 angiograms 92% of Month 24 angiograms There were no retinal vascular or choroidal abnormalities that were not consistent with natural history of exudative age-related macular degeneration.

Safety Update: Independent Data Monitoring Committee The Independent Data Monitoring Committee has reviewed data from 100% of patients through Month 18 97% of patients through Month 24 No new safety concerns have emerged

Summary, Non Ocular Safety Low discontinuation rate due to adverse events Non ocular SAEs similar in rate and character between pegaptanib and sham Mortality rate is similar between pegaptanib and sham

Summary, Ocular Safety Majority of ocular AEs judged to be procedure- related, transient and mild in character Low discontinuation rate due to adverse events SAEs were infrequent, rarely associated with severe vision loss and mostly procedure-related Mild, transient and manageable increases in IOP

Agenda Introduction David Guyer, M.D. VEGF Overview and AMD Pathophysiology Anthony P. Adamis, M.D. Pegaptanib Clinical Efficacy David Guyer, M.D. Pegaptanib Clinical Safety Anthony P. Adamis, M.D. Pegaptanib Benefit Risk Profile Donald J. D'Amico, M.D. Professor of Ophthalmology Harvard Medical School

Slides Shown at FDA Advisory Committee Eyetech Pharmaceuticals Pfizer, Inc. Dermatologic and Ophthalmic Drugs Advisory Committee Meeting 27 August 2004

Fellow Eye Status at Baseline Pivotal Trials, Safety Population 0.3 mg N=295 1 mg N=301 3 mg N=296 Sham N=298 CNV 42 (14) 44 (15) 45 (15) 49 (16) Drusen 126 (43) 132 (44) 119 (40) 123 (41) Scar 76 (26) 69 (23) 70 (24) 76 (26) Geographic Atrophy 18 (6) 14 (5) 21 (7) 12 (4) None 10 (3) 13 (4) 17 (6) 8 (3) Other 21 (7) 28 (9) 21 (7) 29 (10) Missing 2 (1) 1 (0) 3 (1) 1 (0) D82

Mean Values of IOP (mm Hg) In Patients with a History of OHT or Glaucoma Time in Weeks mm Hg OS131

Endophthalmitis Update Year 1 - 0.16% per injection, 1.3% of patients Year 2-3* - 5 cases Phase 2 Diabetic macula edema study: 1 case Total*: 18/14,745 injections: 0.12% per injection Endophthalmitis incidence may have decreased when awareness was raised regarding aseptic technique (completed May 2003) August 2001 to May 2003: 16/8679 = 0.18% June 2003 to July 2004: 2/6066 = 0.03% Important clinical experience has been gained through prevalent off-label use of intravitreous corticosteroids for retinal diseases * As of 31 July 04 129

Time (weeks) Mean Change in VA (Letters) Mean Change in Visual Acuity Over Time Study 1004/1003 1004 1003 Sham n=125 / 139 3.0 mg n=131 / 139 E51

Vision Related Functional Measures Measured using the NEI-VFQ25 Only measured in EOP1004 because validated foreign language versions were not consistently available Results are not statistically significant but trends favor pegaptanib treatment The study is underpowered to detect small but potentially meaningful differences between treatment groups Q2

NEI-VFQ 0.3mg - Difference from Sham ANCOVA model using age, gender and baseline value as covariates Q3

Definition of Analytical Populations All Randomized All patients receiving a randomization number (N=1208) Safety Received study drug (N=1190) ITT Received study drug and had an observed Baseline VA (N=1186) Per Protocol All ITT patients with an observed post-baseline VA and no major protocol violations (N=1144) Week 54 Observed Cases All patients who received study drug and had baseline and Week 54 VA (N=1085) E101

Analysis Populations Pegaptanib Sodium Pegaptanib Sodium Pegaptanib Sodium 0.3 mg 1 mg 3 mg Sham Number of Patients (%) EOP1004: All-randomized 144 (100%) 147 (100%) 147 (100%) 148 (100%) Safety 144 (100%) 146 (99%) 143 (97%) 145 (98%) Intent to treat 144 (100%) 146 (99%) 143 (97%) 144 (97%) Per-protocol 142 (99%) 141 (96%) 139 (95%) 139 (94%) Week 54 observed 132 (92%) 131 (89%) 125 (85%) 133 (90%) EOP1003: All-randomized 153 (100%) 158 (100%) 155 (100%) 156 (100%) Safety 151 (99%) 155 (98%) 153 (99%) 153 (98%) Intent to treat 150 (98%) 154 (97%) 153 (99%) 152 (97%) Per-protocol 142 (93%) 147 (93%) 147 (95%) 147 (94%) Week 54 observed 139 (91%) 144 (91%) 139 (90%) 142 (91%) E102

Analysis Populations All-randomized Patients with a randomization code 1208 (100%) Safety Receiving Any Study Medication 1190 (99%) Intent to treat Receiving Study medication and a Baseline VA 1186 (98%) Per-protocol ....and without a Major Protocol Violation 1144 (95%) Per Protocol Week 54 observed ....and with a Week 54 VA 1055 (87%) Patients withdrawing before treatment Patients without Baseline VA No Major Protocol Violation E.g., Cataract E.g., Only a Baseline VA * * * FDA analyses E103

P-values from Sensitivity Analyses Analysis Population Analysis Population Analysis Population Analysis Population Analysis Population ITT (LOCF) Per-Protocol (observed) All-Randomized (LOCF) Week 54 (observed) 0.3 mg vs Sham EOP1004 0.0031 0.0084 0.0156 0.0106 EOP1003 0.0105 0.0122 0.0112 0.0054 Combined 0.0001 0.0003 0.0005 0.0002 1.0 mg vs Sham EOP1004 0.0273 0.0590 0.0321 0.0317 EOP1003 0.0035 0.0052 0.0020 0.0025 Combined 0.0003 0.0009 0.0002 0.0002 3.0 mg vs Sham EOP1004 0.1294 0.5890 0.1292 0.4582 EOP1003 0.0105 0.0035 0.1252 0.1934 Combined 0.0310 0.2391 0.0153 0.1484 * The 3 mg dose not formally analyzed for primary endpoint E113

Potential Future Directions Currently being studied Diabetic Macular Edema Retinal Vein Occlusion Von Hippel-Lindau Under consideration Pathological Myopia Ocular Histoplasmosis Sickle Cell Retinopathy Iris Neovascularization Proliferative diabetic retinopathy E158

VA Testing Distance Patients were tested at 2m Wide range of VA testing Historical precedent in AMD clinical trials Potential for bias with 2m testing Accommodation Not relevant in presbyopic AMD patient population Patient Movement Leaning during VA testing can introduce bias Potential bias balanced across treatment arms as long as masking is adequate M14

Addressing Potential for Bias with 2m Testing Minimize patient leaning Rigorous certification process for all VA examiners 469 audits performed 98.3% of examiners used proper patient positioning Strict masking procedures Physician, patient, visual acuity examiner Evidence of proper masking 8.5 / 9 injections per patient in all treatment arms Similar discontinuation rate in all treatment arms M15

Measuring for left eye M21

Vitreous Floaters 0.3 mg N=295 n (%) 1 mg N=301 n (%) 3 mg N=296 n (%) All Doses N=892 n (%) Sham N=298 n (%) Study Eye 88 (30) 103 (34) 103 (35) 294 (33) 23 (8) Fellow Eye 7 (2) 7 (2) 7 (2) 21 (2) 3 (1) Severe 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Average # of Reports per patient 2 2 2 2 1 N (%) pts reporting AE on 4-6 Occasions 5 (2) 10 (3) 9 (3) 24 (3) 0 (0) N (%) pts reporting AE on 7 Occasions 1 (0) 0 (0) 0 (0) 1 (0) 0 (0) N (%) pts reporting AE on 9 Occasions 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Median time to resolution (days) 3 3 3 3 7 M7

% Responders Vitreous Floaters % Patients < 15 Letters Loss N= 206 197 193 273 88 103 103 23 *Reported at any time M8

Kaplan Meier Estimates First Observed Loss of 15 letters of Vision, ITT 0.3 mg 1.0 mg 3.0 mg Sham 0 6 12 18 24 30 36 42 48 54 E164

Endophthalmitis Presentation Follow-up phone call - 3 patients (Days 3-4) Patient presented to office - 11 patients (Days 2-5) Routine follow-up exam - 2 patients (Days 5-10) (N=16, as of 30 April 04) 128